UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2015

PROVISION HOLDING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-127347	20-0754724
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9253 Eton Avenue, Chatsworth, California 91311

(Address of principal executive offices) (Zip Code)

Copies to:

Andrea Cataneo, Esq.

Peter DiChiara, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 21, 2015, Provision Interactive Technologies, Inc. (“PITI”), the operating subsidiary of Provision Holding, Inc., entered into an International Distributor Agreement (the “Agreement”) with AOTEX SARL (“AOTEX”). Pursuant to the Agreement, AOTEX shall have the exclusive right to market and sell PITI products in the Middle East, specifically within the countries located in the GCC (Gulf Cooperation Council), which Agreement includes consideration and performance requirements. The term of the Agreement is five years, with an option to extend the Agreement by an additional term of five (5) years.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVISION HOLDING, Inc.

Dated: May 4, 2015	By:	/s/ Curt Thornton
Name: Curt Thornton Title: Chief Executive Officer

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